Second Quarter 2013

Statistical Supplement

unum GROUP

Unum Group
Statistical Supplement Second Quarter 2013

 TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Premium Income	$1,905.8	$1,927.6	$3,836.7	$3,849.5	$7,716.1	$7,514.2	$7,431.4

Segment Operating Revenue	$2,588.6	$2,620.0	$5,203.1	$5,218.9	$10,459.2	$10,282.9	$10,168.5
Net Realized Investment Gain (Loss)	13.3	(2.1)	23.6	10.3	56.2	(4.9)	24.7

Revenue	$2,601.9	$2,617.9	$5,226.7	$5,229.2	$10,515.4	$10,278.0	$10,193.2

Net Income	$218.6	$216.4	$431.2	$430.3	$894.4	$284.2	$878.7

Assets			$59,366.2	$60,678.7	$62,236.1	$59,555.2	$56,602.7

Stockholders' Equity			$8,380.6	$8,385.9	$8,612.6	$8,169.7	$8,484.9

2013
In June 2013, we announced plan amendments which freeze participation and benefit accruals in our U.S. qualified and non-qualified defined benefit pension plans, effective December 31, 2013. Because the amendments eliminate all future service accruals subsequent to December 31, 2013 for active employees in these plans, we were required to remeasure the benefit obligations of our U.S. plans during the second quarter of 2013, which decreased our net pension liability by $327.4 million, with a corresponding increase in other comprehensive income, less applicable income tax of $114.6 million. The decrease in the net pension liability resulted primarily from the curtailment of benefits under the plan amendments as well as an increase in the discount rate assumption used to remeasure the benefit obligations.

2012
Effective January 1, 2012, we adopted an accounting standards update regarding the capitalization of costs associated with the acquisition of insurance contracts and applied the amendments retrospectively. Operating income by segment has been adjusted to reflect our retrospective adoption.

We previously allocated the amortization of prior period actuarial gains or losses, the component of the net periodic benefit costs for our pensions and other postretirement benefit plans which we consider to be non-operating, to our Corporate segment. During the first quarter of 2012, we determined that we would modify our segment reporting. Effective January 1, 2012, the amortization of prior period actuarial gains or losses was no longer included in operating income or operating loss by segment. Prior period segment results for our Corporate segment have been adjusted to conform to current year reporting.
2011
Year ended December 31, 2011 results included the following:

•	A deferred acquisition costs impairment charge of $196.0 million before tax and $127.5 million after tax related to our long-term care closed block business.

•	A reserve charge of $573.6 million before tax and $372.8 million after tax related to our long-term care closed block business.

•	A reserve charge of $183.5 million before tax and $119.3 million after tax related to our individual disability closed block business.

•	An income tax benefit of $41.3 million due to a final settlement with the Internal Revenue Service with respect to our appeal of audit adjustments for the tax years 1996 to 2004.

•	An income tax charge of $18.6 million related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.
2010
Year ended December 31, 2010 results included a tax charge of $10.2 million to reflect the impact of a tax law change.

1

Unum Group Per Common Share Information

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Net Income
Basic	$0.82	$0.76	$1.61	$1.50	$3.18	$0.94	$2.70
Assuming Dilution	$0.82	$0.76	$1.61	$1.50	$3.17	$0.94	$2.69

Dividends Paid	$0.130	$0.105	$0.260	$0.210	$0.470	$0.395	$0.350

Price (UNM closing price on last trading day of period)			$29.37	$19.13	$20.82	$21.07	$24.22

	6/30/2013		6/30/2012		12/31/2012		12/31/2011		12/31/2010
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$8,380.6	$31.80	$8,385.9	$29.94	$8,612.6	$31.87	$8,169.7	$27.91	$8,484.9	$26.80
Net Unrealized Gain on Securities	295.6	1.12	728.1	2.60	873.5	3.23	614.8	2.11	416.1	1.31
Net Gain on Cash Flow Hedges	405.5	1.54	410.6	1.46	401.6	1.48	408.7	1.39	361.0	1.14
Subtotal	7,679.5	29.14	7,247.2	25.88	7,337.5	27.16	7,146.2	24.41	7,707.8	24.35
Foreign Currency Translation Adjustment	(141.6)	(0.53)	(108.0)	(0.38)	(72.6)	(0.26)	(117.6)	(0.41)	(107.1)	(0.34)
Subtotal	7,821.1	29.67	7,355.2	26.26	7,410.1	27.42	7,263.8	24.82	7,814.9	24.69
Unrecognized Pension and Postretirement Benefit Costs	(342.8)	(1.30)	(430.2)	(1.54)	(574.5)	(2.13)	(444.1)	(1.51)	(318.6)	(1.00)
Total Stockholders' Equity, Excluding AOCI	$8,163.9	$30.97	$7,785.4	$27.80	$7,984.6	$29.55	$7,707.9	$26.33	$8,133.5	$25.69

1. 1

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Revenue
Premium Income	$1,905.8	$1,927.6	$3,836.7	$3,849.5	$7,716.1	$7,514.2	$7,431.4
Net Investment Income	626.1	633.5	1,247.2	1,253.0	2,515.2	2,519.6	2,495.5
Net Realized Investment Gain (Loss)	13.3	(2.1)	23.6	10.3	56.2	(4.9)	24.7
Other Income	56.7	58.9	119.2	116.4	227.9	249.1	241.6
Total Revenue	2,601.9	2,617.9	5,226.7	5,229.2	10,515.4	10,278.0	10,193.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,661.8	1,683.2	3,310.3	3,346.1	6,722.2	7,209.5	6,354.1
Commissions	220.8	230.8	459.0	463.1	917.2	879.2	855.4
Interest and Debt Expense - Non-recourse Debt	2.1	3.0	4.4	6.0	11.5	11.5	12.9
Interest and Debt Expense - All Other Debt	35.2	32.2	70.0	64.7	133.9	131.8	128.9
Deferral of Acquisition Costs	(113.3)	(119.2)	(231.5)	(236.6)	(467.3)	(442.5)	(422.5)
Amortization of Deferred Acquisition Costs	101.3	99.2	225.1	198.6	378.7	365.7	373.3
Impairment of Deferred Acquisition Costs	—	—	—	—	—	196.0	—
Other Expenses	382.5	392.3	774.1	780.9	1,569.7	1,593.5	1,571.2
Total Benefits and Expenses	2,290.4	2,321.5	4,611.4	4,622.8	9,265.9	9,944.7	8,873.3

Income Before Income Tax	311.5	296.4	615.3	606.4	1,249.5	333.3	1,319.9
Income Tax Expense	92.9	80.0	184.1	176.1	355.1	49.1	441.2

Net Income	$218.6	$216.4	$431.2	$430.3	$894.4	$284.2	$878.7

Average Weighted Shares Outstanding
Basic	265,560,417	283,316,596	267,451,981	286,874,477	281,355,942	302,399,783	325,839,020
Dilutive Securities:
Options and Other Nonvested Stock Awards	1,175,885	424,036	1,084,577	639,293	400,901	1,171,250	1,382,036
Assuming Dilution	266,736,302	283,740,632	268,536,558	287,513,770	281,756,843	303,571,033	327,221,056

Actual Number of Shares Outstanding			263,564,941	280,046,813	270,205,185	292,715,954	316,573,452

2

Unum Group Sales Data by Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2013	6/30/2012	% Change	6/30/2013	6/30/2012	% Change	12/31/2012	12/31/2011	12/31/2010

Unum US	$131.4	$161.6	(18.7)%	$328.9	$356.5	(7.7)%	$760.5	$707.3	$643.4

Unum UK	£14.2	£15.3	(7.2)	£24.7	£34.9	(29.2)	£59.5	£62.7	£77.2

Colonial Life	$84.1	$85.8	(2.0)	$151.7	$156.9	(3.3)	$361.9	$365.9	$358.8

3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2013	6/30/2012	% Change	6/30/2013	6/30/2012	% Change	12/31/2012	12/31/2011	12/31/2010
Sales by Product
Group Disability, Group Life, and AD&D
Group Long-term Disability	$32.8	$36.0	(8.9)%	$63.9	$71.8	(11.0)%	$182.2	$165.0	$148.2
Group Short-term Disability	18.7	23.6	(20.8)	34.5	37.0	(6.8)	97.4	84.9	80.3
Group Life	33.6	45.2	(25.7)	67.3	78.2	(13.9)	188.0	185.3	166.9
AD&D	2.9	4.9	(40.8)	6.0	7.8	(23.1)	19.5	17.6	18.1
Subtotal	88.0	109.7	(19.8)	171.7	194.8	(11.9)	487.1	452.8	413.5
Supplemental and Voluntary
Individual Disability - Recently Issued	10.2	15.3	(33.3)	25.4	30.2	(15.9)	57.0	55.6	42.7
Voluntary Benefits	33.2	36.6	(9.3)	131.8	131.5	0.2	216.4	198.9	187.2
Subtotal	43.4	51.9	(16.4)	157.2	161.7	(2.8)	273.4	254.5	229.9
Total Sales	$131.4	$161.6	(18.7)	$328.9	$356.5	(7.7)	$760.5	$707.3	$643.4

Sales by Market Sector
Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$65.2	$83.1	(21.5)	$116.7	$141.5	(17.5)	$334.9	$322.1	$294.0
Large Case Market	22.8	26.6	(14.3)	55.0	53.3	3.2	152.2	130.7	119.5
Subtotal	88.0	109.7	(19.8)	171.7	194.8	(11.9)	487.1	452.8	413.5
Supplemental and Voluntary	43.4	51.9	(16.4)	157.2	161.7	(2.8)	273.4	254.5	229.9
Total Sales	$131.4	$161.6	(18.7)	$328.9	$356.5	(7.7)	$760.5	$707.3	$643.4

3. 1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2013	6/30/2012	% Change	6/30/2013	6/30/2012	% Change	12/31/2012	12/31/2011	12/31/2010
Sales by Product
Group Long-term Disability	$13.8	$13.5	2.2%	$24.7	$24.7	—%	$51.2	$47.8	$53.1
Group Life	6.8	9.1	(25.3)	11.3	27.1	(58.3)	38.0	43.8	57.3
Supplemental and Voluntary	1.1	1.4	(21.4)	2.1	3.0	(30.0)	4.9	8.6	8.8
Total Sales	$21.7	$24.0	(9.6)	$38.1	$54.8	(30.5)	$94.1	$100.2	$119.2

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$10.6	$10.9	(2.8)	$19.1	$21.0	(9.0)	$38.7	$37.5	$51.6
Large Case Market	10.0	11.7	(14.5)	16.9	30.8	(45.1)	50.5	54.1	58.8
Subtotal	20.6	22.6	(8.8)	36.0	51.8	(30.5)	89.2	91.6	110.4
Supplemental and Voluntary	1.1	1.4	(21.4)	2.1	3.0	(30.0)	4.9	8.6	8.8
Total Sales	$21.7	$24.0	(9.6)	$38.1	$54.8	(30.5)	$94.1	$100.2	$119.2

(in millions of pounds)
Sales by Product
Group Long-term Disability	£9.0	£8.6	4.7	£16.0	£15.7	1.9	£32.3	£29.8	£34.4
Group Life	4.5	5.8	(22.4)	7.4	17.3	(57.2)	24.1	27.5	37.1
Supplemental and Voluntary	0.7	0.9	(22.2)	1.3	1.9	(31.6)	3.1	5.4	5.7
Total Sales	£14.2	£15.3	(7.2)	£24.7	£34.9	(29.2)	£59.5	£62.7	£77.2

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£6.9	£7.0	(1.4)	£12.4	£13.4	(7.5)	£24.4	£23.4	£33.5
Large Case Market	6.6	7.4	(10.8)	11.0	19.6	(43.9)	32.0	33.9	38.0
Subtotal	13.5	14.4	(6.3)	23.4	33.0	(29.1)	56.4	57.3	71.5
Supplemental and Voluntary	0.7	0.9	(22.2)	1.3	1.9	(31.6)	3.1	5.4	5.7
Total Sales	£14.2	£15.3	(7.2)	£24.7	£34.9	(29.2)	£59.5	£62.7	£77.2

3. 2

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2013	6/30/2012	% Change	6/30/2013	6/30/2012	% Change	12/31/2012	12/31/2011	12/31/2010
Sales by Product
Accident, Sickness, and Disability	$54.5	$56.7	(3.9)%	$98.4	$103.2	(4.7)%	$233.0	$242.9	$237.4
Life	15.8	16.0	(1.3)	29.3	29.8	(1.7)	67.3	65.5	65.7
Cancer and Critical Illness	13.8	13.1	5.3	24.0	23.9	0.4	61.6	57.5	55.7
Total Sales	$84.1	$85.8	(2.0)	$151.7	$156.9	(3.3)	$361.9	$365.9	$358.8

Sales by Market Sector
Commercial
Core Market (<1,000 lives)	$58.6	$59.7	(1.8)	$109.4	$112.5	(2.8)	$248.3	$248.0	$237.4
Large Case Market	9.6	10.6	(9.4)	15.3	16.0	(4.4)	40.9	43.9	47.4
Subtotal	68.2	70.3	(3.0)	124.7	128.5	(3.0)	289.2	291.9	284.8
Public Sector	15.9	15.5	2.6	27.0	28.4	(4.9)	72.7	74.0	74.0
Total Sales	$84.1	$85.8	(2.0)	$151.7	$156.9	(3.3)	$361.9	$365.9	$358.8

3. 3

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2013	2012	2011
Assets
Investments
Fixed Maturity Securities	$42,594.2	$44,973.0	$42,486.7
Mortgage Loans	1,735.3	1,712.7	1,612.3
Policy Loans	3,113.1	3,133.8	3,051.4
Other Long-term Investments	583.6	625.0	639.2
Short-term Investments	867.8	1,460.3	1,423.5
Total Investments	48,894.0	51,904.8	49,213.1

Other Assets
Cash and Bank Deposits	47.8	77.3	116.6
Accounts and Premiums Receivable	1,697.3	1,632.6	1,672.2
Reinsurance Recoverable	4,817.9	4,842.6	4,854.6
Accrued Investment Income	788.7	694.6	681.8
Deferred Acquisition Costs	1,782.6	1,755.5	1,677.1
Goodwill	201.0	201.7	201.2
Property and Equipment	504.7	501.6	493.3
Income Tax Receivable	8.6	—	—
Other Assets	623.6	625.4	645.3
Total Assets	$59,366.2	$62,236.1	$59,555.2

Liabilities
Policy and Contract Benefits	$1,519.9	$1,484.6	$1,494.0
Reserves for Future Policy and Contract Benefits	42,998.8	44,694.4	43,051.9
Unearned Premiums	517.3	426.7	433.2
Other Policyholders’ Funds	1,639.5	1,644.9	1,625.9
Income Tax Payable	—	54.2	38.2
Deferred Income Tax	101.4	269.4	44.7
Short-term Debt	153.6	455.8	312.3
Long-term Debt - Non-recourse	470.0	562.5	632.5
Long-term Debt - All Other	2,174.0	2,192.9	1,937.7
Other Liabilities	1,411.1	1,838.1	1,815.1
Total Liabilities	50,985.6	53,623.5	51,385.5

Stockholders’ Equity
Common Stock	36.0	36.0	35.9
Additional Paid-in Capital	2,619.7	2,607.7	2,591.1
Accumulated Other Comprehensive Income	216.7	628.0	461.8
Retained Earnings	7,732.4	7,371.6	6,611.0
Treasury Stock	(2,224.2)	(2,030.7)	(1,530.1)
Total Stockholders’ Equity	8,380.6	8,612.6	8,169.7
Total Liabilities and Stockholders’ Equity	$59,366.2	$62,236.1	$59,555.2

4

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Closed Block	Consolidated
Balances at December 31, 2010	$943.7	$41.0	$628.0	$203.4	$1,816.1
Capitalized	220.3	15.4	203.1	3.7	442.5
Amortized	(188.1)	(15.3)	(151.2)	(11.1)	(365.7)
Impairment of Deferred Acquisition Costs	—	—	—	(196.0)	(196.0)
Adjustment Related to Unrealized Investment Gains/Losses	(4.1)	—	(15.5)	—	(19.6)
Foreign Currency	—	(0.2)	—	—	(0.2)
Balances at December 31, 2011	971.8	40.9	664.4	—	1,677.1
Capitalized	249.2	11.8	206.3	—	467.3
Amortized	(196.5)	(15.7)	(166.5)	—	(378.7)
Adjustment Related to Unrealized Investment Gains/Losses	(0.2)	—	(11.8)	—	(12.0)
Foreign Currency	—	1.8	—	—	1.8
Balances at December 31, 2012	1,024.3	38.8	692.4	—	1,755.5
Capitalized	124.2	4.7	102.6	—	231.5
Amortized	(131.5)	(7.6)	(86.0)	—	(225.1)
Adjustment Related to Unrealized Investment Gains/Losses	5.7	—	17.5	—	23.2
Foreign Currency	—	(2.5)	—	—	(2.5)
Balances at June 30, 2013	$1,022.7	$33.4	$726.5	$—	$1,782.6

4. 1

Unum Group Balance Sheets by Segment - June 30, 2013

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,537.5	$2,515.0	$3,997.0	$16,049.5	$3,347.1	$2,456.0	$25,465.1	$1,576.3	$48,894.0
Deferred Acquisition Costs	50.6	44.5	927.6	1,022.7	33.4	726.5	—	—	1,782.6
Goodwill	2.5	—	187.5	190.0	11.0	—	—	—	201.0
All Other	646.3	153.8	467.2	1,267.3	139.6	200.1	6,224.6	657.0	8,488.6
Total Assets	$10,236.9	$2,713.3	$5,579.3	$18,529.5	$3,531.1	$3,382.6	$31,689.7	$2,233.3	$59,366.2

Liabilities
Reserves and Policyholder Benefits	$8,400.3	$1,715.5	$3,438.6	$13,554.4	$2,774.3	$1,965.9	$28,380.9	$—	$46,675.5
Debt	10.6	—	—	10.6	—	—	486.7	2,300.3	2,797.6
All Other	284.4	73.8	352.2	710.4	99.9	223.1	(36.9)	516.0	1,512.5
Total Liabilities	8,695.3	1,789.3	3,790.8	14,275.4	2,874.2	2,189.0	28,830.7	2,816.3	50,985.6

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,540.6	892.8	1,678.4	4,111.8	600.1	1,111.0	2,585.6	(729.0)	7,679.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	1.0	31.2	110.1	142.3	56.8	82.6	273.4	146.0	701.1
Total Allocated Stockholders' Equity	1,541.6	924.0	1,788.5	4,254.1	656.9	1,193.6	2,859.0	(583.0)	8,380.6

Total Liabilities and Allocated Stockholders' Equity	$10,236.9	$2,713.3	$5,579.3	$18,529.5	$3,531.1	$3,382.6	$31,689.7	$2,233.3	$59,366.2

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4. 2

Unum Group Balance Sheets by Segment - December 31, 2012

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$10,088.7	$2,646.6	$4,202.5	$16,937.8	$3,675.2	$2,521.4	$27,498.4	$1,272.0	$51,904.8
Deferred Acquisition Costs	47.4	40.8	936.1	1,024.3	38.8	692.4	—	—	1,755.5
Goodwill	2.5	—	187.5	190.0	11.7	—	—	—	201.7
All Other	646.3	149.4	443.4	1,239.1	250.1	221.1	5,570.8	1,093.0	8,374.1
Total Assets	$10,784.9	$2,836.8	$5,769.5	$19,391.2	$3,975.8	$3,434.9	$33,069.2	$2,365.0	$62,236.1

Liabilities
Reserves and Policyholder Benefits	$8,847.6	$1,749.1	$3,456.7	$14,053.4	$2,821.9	$1,878.2	$29,497.1	$—	$48,250.6
Debt	63.1	—	—	63.1	—	—	564.3	2,583.8	3,211.2
All Other	362.1	123.2	451.3	936.6	112.7	305.9	124.4	682.1	2,161.7
Total Liabilities	9,272.8	1,872.3	3,908.0	15,053.1	2,934.6	2,184.1	30,185.8	3,265.9	53,623.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,513.3	913.9	1,688.0	4,115.2	866.4	1,097.7	2,462.6	(1,204.4)	7,337.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	50.6	173.5	222.9	174.8	153.1	420.8	303.5	1,275.1
Total Allocated Stockholders' Equity	1,512.1	964.5	1,861.5	4,338.1	1,041.2	1,250.8	2,883.4	(900.9)	8,612.6

Total Liabilities and Allocated Stockholders' Equity	$10,784.9	$2,836.8	$5,769.5	$19,391.2	$3,975.8	$3,434.9	$33,069.2	$2,365.0	$62,236.1

4. 3

Unum Group Financial Results by Segment

	Three Months Ended			Six Months Ended
	6/30/2013	6/30/2012	% Change	6/30/2013	6/30/2012	% Change
Premium Income
Unum US	$1,131.5	$1,115.0	1.5%	$2,271.2	$2,227.0	2.0%
Unum UK	137.6	173.2	(20.6)	281.4	343.9	(18.2)
Colonial Life	307.9	296.9	3.7	615.0	593.2	3.7
Closed Block	328.8	342.5	(4.0)	669.1	685.4	(2.4)
	1,905.8	1,927.6	(1.1)	3,836.7	3,849.5	(0.3)
Net Investment Income
Unum US	231.1	236.9	(2.4)	466.8	475.5	(1.8)
Unum UK	45.4	49.2	(7.7)	76.2	85.7	(11.1)
Colonial Life	34.3	34.0	0.9	74.0	69.6	6.3
Closed Block	316.1	304.5	3.8	629.2	606.1	3.8
Corporate	(0.8)	8.9	(109.0)	1.0	16.1	(93.8)
	626.1	633.5	(1.2)	1,247.2	1,253.0	(0.5)
Other Income
Unum US	32.1	30.7	4.6	68.8	61.8	11.3
Unum UK	(0.1)	—	N.M.	—	0.1	(100.0)
Colonial Life	0.1	0.1	—	0.1	0.2	(50.0)
Closed Block	23.8	26.6	(10.5)	47.9	52.5	(8.8)
Corporate	0.8	1.5	(46.7)	2.4	1.8	33.3
	56.7	58.9	(3.7)	119.2	116.4	2.4
Total Operating Revenue
Unum US	1,394.7	1,382.6	0.9	2,806.8	2,764.3	1.5
Unum UK	182.9	222.4	(17.8)	357.6	429.7	(16.8)
Colonial Life	342.3	331.0	3.4	689.1	663.0	3.9
Closed Block	668.7	673.6	(0.7)	1,346.2	1,344.0	0.2
Corporate	—	10.4	(100.0)	3.4	17.9	(81.0)
	$2,588.6	$2,620.0	(1.2)	$5,203.1	$5,218.9	(0.3)

5

Unum Group Financial Results by Segment

	Three Months Ended			Six Months Ended
	6/30/2013	6/30/2012	% Change	6/30/2013	6/30/2012	% Change
Benefits and Expenses
Unum US	$1,180.7	$1,169.9	0.9%	$2,384.7	$2,345.7	1.7%
Unum UK	149.4	192.4	(22.3)	292.8	360.9	(18.9)
Colonial Life	271.2	263.4	3.0	542.6	525.7	3.2
Closed Block	639.1	647.9	(1.4)	1,289.3	1,302.9	(1.0)
Corporate	37.1	36.3	2.2	74.2	64.4	15.2
	2,277.5	2,309.9	(1.4)	4,583.6	4,599.6	(0.3)
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss
Unum US	214.0	212.7	0.6	422.1	418.6	0.8
Unum UK	33.5	30.0	11.7	64.8	68.8	(5.8)
Colonial Life	71.1	67.6	5.2	146.5	137.3	6.7
Closed Block	29.6	25.7	15.2	56.9	41.1	38.4
Corporate	(37.1)	(25.9)	(43.2)	(70.8)	(46.5)	(52.3)
	311.1	310.1	0.3	619.5	619.3	—
Income Tax Expense	92.6	84.8	9.2	185.4	180.8	(2.5)

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	218.5	225.3	(3.0)	434.1	438.5	(1.0)

Net Realized Investment Gain (Loss), Net of Tax	8.6	(1.4)	N.M.	15.3	6.9	121.7

Non-operating Retirement-related Loss, Net of tax	(8.5)	(7.5)	(13.3)	(18.2)	(15.1)	(20.5)

Net Income	$218.6	$216.4	1.0	$431.2	$430.3	0.2

5. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Premium Income
Unum US	$1,131.5	$1,139.7	$1,117.6	$1,111.9	$1,115.0	$1,112.0	$1,083.0	$1,074.4	$1,069.8
Unum UK	137.6	143.8	175.5	175.2	173.2	170.7	169.2	175.5	175.8
Colonial Life	307.9	307.1	301.9	299.4	296.9	296.3	289.2	283.7	282.0
Closed Block	328.8	340.3	342.2	342.9	342.5	342.9	347.1	347.6	347.4
	1,905.8	1,930.9	1,937.2	1,929.4	1,927.6	1,921.9	1,888.5	1,881.2	1,875.0
Net Investment Income
Unum US	231.1	235.7	240.5	236.3	236.9	238.6	238.8	240.0	238.9
Unum UK	45.4	30.8	50.3	34.8	49.2	36.5	50.6	43.3	51.1
Colonial Life	34.3	39.7	35.1	33.9	34.0	35.6	32.8	32.5	35.8
Closed Block	316.1	313.1	317.1	307.3	304.5	301.6	300.8	300.1	294.5
Corporate	(0.8)	1.8	—	6.9	8.9	7.2	11.6	13.3	16.8
	626.1	621.1	643.0	619.2	633.5	619.5	634.6	629.2	637.1
Other Income
Unum US	32.1	36.7	31.5	31.3	30.7	31.1	30.7	30.4	29.5
Unum UK	(0.1)	0.1	—	—	—	0.1	0.2	—	—
Colonial Life	0.1	—	0.1	—	0.1	0.1	0.1	0.1	0.2
Closed Block	23.8	24.1	21.2	26.4	26.6	25.9	25.5	26.4	26.7
Corporate	0.8	1.6	0.6	0.4	1.5	0.3	17.8	2.2	(0.4)
	56.7	62.5	53.4	58.1	58.9	57.5	74.3	59.1	56.0
Total Operating Revenue
Unum US	1,394.7	1,412.1	1,389.6	1,379.5	1,382.6	1,381.7	1,352.5	1,344.8	1,338.2
Unum UK	182.9	174.7	225.8	210.0	222.4	207.3	220.0	218.8	226.9
Colonial Life	342.3	346.8	337.1	333.3	331.0	332.0	322.1	316.3	318.0
Closed Block	668.7	677.5	680.5	676.6	673.6	670.4	673.4	674.1	668.6
Corporate	—	3.4	0.6	7.3	10.4	7.5	29.4	15.5	16.4
	$2,588.6	$2,614.5	$2,633.6	$2,606.7	$2,620.0	$2,598.9	$2,597.4	$2,569.5	$2,568.1

6

Unum Group Quarterly Historical Financial Results by Segment

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Benefits and Expenses
Unum US	$1,180.7	$1,204.0	$1,177.4	$1,163.2	$1,169.9	$1,175.8	$1,145.1	$1,135.6	$1,132.6
Unum UK	149.4	143.4	190.8	182.5	192.4	168.5	168.1	184.1	171.7
Colonial Life	271.2	271.4	268.8	264.6	263.4	262.3	257.1	249.6	246.1
Closed Block	639.1	650.2	651.7	651.0	647.9	655.0	1,595.7	643.3	638.2
Corporate	37.1	37.1	35.2	34.7	36.3	28.1	48.2	36.3	33.4
	2,277.5	2,306.1	2,323.9	2,296.0	2,309.9	2,289.7	3,214.2	2,248.9	2,222.0
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss
Unum US	214.0	208.1	212.2	216.3	212.7	205.9	207.4	209.2	205.6
Unum UK	33.5	31.3	35.0	27.5	30.0	38.8	51.9	34.7	55.2
Colonial Life	71.1	75.4	68.3	68.7	67.6	69.7	65.0	66.7	71.9
Closed Block	29.6	27.3	28.8	25.6	25.7	15.4	(922.3)	30.8	30.4
Corporate	(37.1)	(33.7)	(34.6)	(27.4)	(25.9)	(20.6)	(18.8)	(20.8)	(17.0)
	311.1	308.4	309.7	310.7	310.1	309.2	(616.8)	320.6	346.1
Income Tax Expense (Benefit)	92.6	92.8	84.7	86.7	84.8	96.0	(248.1)	97.5	111.1

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	218.5	215.6	225.0	224.0	225.3	213.2	(368.7)	223.1	235.0

Net Realized Investment Gain (Loss), Net of Tax	8.6	6.7	16.4	13.8	(1.4)	8.3	4.8	(15.9)	(2.2)

Non-operating Retirement-related Loss, Net of tax	(8.5)	(9.7)	(7.5)	(7.6)	(7.5)	(7.6)	(5.1)	(5.2)	(5.2)

Net Income (Loss)	$218.6	$212.6	$233.9	$230.2	$216.4	$213.9	$(369.0)	$202.0	$227.6

Net Income (Loss) Per Common Share - Assuming Dilution	$0.82	$0.79	$0.85	$0.83	$0.76	$0.73	$(1.26)	$0.68	$0.74

6. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income	$1,131.5	$1,115.0	$2,271.2	$2,227.0	$4,456.5	$4,296.0	$4,255.4
Net Investment Income	231.1	236.9	466.8	475.5	952.3	951.4	941.5
Other Income	32.1	30.7	68.8	61.8	124.6	121.6	122.8
Total	1,394.7	1,382.6	2,806.8	2,764.3	5,533.4	5,369.0	5,319.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	814.7	804.4	1,622.6	1,610.6	3,238.6	3,113.5	3,124.4
Commissions	122.7	129.7	258.6	259.0	507.5	474.0	460.6
Interest and Debt Expense	—	0.3	0.1	0.6	1.1	1.0	1.2
Deferral of Acquisition Costs	(60.2)	(64.3)	(124.2)	(126.2)	(249.2)	(220.3)	(207.8)
Amortization of Deferred Acquisition Costs	54.8	53.2	131.5	106.8	196.5	188.1	192.6
Other Expenses	248.7	246.6	496.1	494.9	991.8	995.8	979.7
Total	1,180.7	1,169.9	2,384.7	2,345.7	4,686.3	4,552.1	4,550.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$214.0	$212.7	$422.1	$418.6	$847.1	$816.9	$769.0

Operating Ratios (% of Premium Income):
Benefit Ratio	72.0%	72.1%	71.4%	72.3%	72.7%	72.5%	73.4%
Other Expense Ratio	22.0%	22.1%	21.8%	22.2%	22.3%	23.2%	23.0%
Before-tax Operating Income Ratio	18.9%	19.1%	18.6%	18.8%	19.0%	19.0%	18.1%

7

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Group Long-term Disability	$394.8	$397.8	$787.5	$793.3	$1,578.8	$1,580.2	$1,639.4
Group Short-term Disability	129.1	118.2	260.1	235.9	476.7	455.2	430.9
Total Premium Income	523.9	516.0	1,047.6	1,029.2	2,055.5	2,035.4	2,070.3
Net Investment Income	137.7	142.0	279.2	289.4	576.9	605.0	614.6
Other Income	22.7	23.1	50.5	46.6	93.7	89.4	86.7
Total	684.3	681.1	1,377.3	1,365.2	2,726.1	2,729.8	2,771.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	439.6	436.8	881.0	872.5	1,741.6	1,722.1	1,747.8
Commissions	40.7	40.3	84.3	80.7	159.3	159.5	159.7
Interest and Debt Expense	—	0.3	0.1	0.6	1.1	1.0	1.2
Deferral of Acquisition Costs	(6.9)	(5.8)	(13.6)	(11.9)	(26.3)	(21.9)	(18.2)
Amortization of Deferred Acquisition Costs	5.2	4.5	10.4	8.7	18.3	19.8	20.5
Other Expenses	132.7	134.6	264.2	269.5	539.0	547.0	543.7
Total	611.3	610.7	1,226.4	1,220.1	2,433.0	2,427.5	2,454.7

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$73.0	$70.4	$150.9	$145.1	$293.1	$302.3	$316.9

Operating Ratios (% of Premium Income):
Benefit Ratio	83.9%	84.7%	84.1%	84.8%	84.7%	84.6%	84.4%
Other Expense Ratio	25.3%	26.1%	25.2%	26.2%	26.2%	26.9%	26.3%
Before-tax Operating Income Ratio	13.9%	13.6%	14.4%	14.1%	14.3%	14.9%	15.3%

Premium Persistency:
Group Long-term Disability			88.5%	91.7%	90.7%	90.2%	89.4%
Group Short-term Disability			88.5%	89.8%	88.0%	89.9%	88.6%

Case Persistency:
Group Long-term Disability			88.3%	88.3%	88.8%	89.0%	88.4%
Group Short-term Disability			87.6%	87.8%	88.2%	88.0%	87.3%

7. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Group Life	$303.6	$294.2	$605.8	$587.8	$1,182.1	$1,106.7	$1,090.3
Accidental Death & Dismemberment	30.2	28.7	61.1	57.0	115.3	109.2	106.1
Total Premium Income	333.8	322.9	666.9	644.8	1,297.4	1,215.9	1,196.4
Net Investment Income	35.1	38.2	70.8	73.1	146.9	135.5	129.6
Other Income	0.4	0.4	0.9	0.9	1.9	2.2	2.4
Total	369.3	361.5	738.6	718.8	1,446.2	1,353.6	1,328.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	237.3	232.2	472.6	463.9	936.4	854.6	839.9
Commissions	27.2	25.9	55.6	52.1	104.6	95.5	89.3
Deferral of Acquisition Costs	(5.7)	(5.0)	(11.4)	(10.1)	(22.4)	(18.5)	(15.4)
Amortization of Deferred Acquisition Costs	3.6	3.3	7.7	6.7	13.6	14.2	14.1
Other Expenses	49.6	47.8	98.9	96.5	193.1	199.3	196.5
Total	312.0	304.2	623.4	609.1	1,225.3	1,145.1	1,124.4

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$57.3	$57.3	$115.2	$109.7	$220.9	$208.5	$204.0

Operating Ratios (% of Premium Income):
Benefit Ratio	71.1%	71.9%	70.9%	71.9%	72.2%	70.3%	70.2%
Other Expense Ratio	14.9%	14.8%	14.8%	15.0%	14.9%	16.4%	16.4%
Before-tax Operating Income Ratio	17.2%	17.7%	17.3%	17.0%	17.0%	17.1%	17.1%

Premium Persistency:
Group Life			89.1%	91.6%	90.6%	88.0%	91.5%
Accidental Death & Dismemberment			89.5%	91.3%	90.0%	88.2%	90.7%

Case Persistency:
Group Life			88.3%	88.1%	88.3%	88.6%	88.3%
Accidental Death & Dismemberment			88.3%	88.0%	88.3%	88.6%	88.4%

7. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$114.3	$118.7	$234.4	$237.1	$477.6	$464.7	$457.9
Voluntary Benefits	159.5	157.4	322.3	315.9	626.0	580.0	530.8
Total Premium Income	273.8	276.1	556.7	553.0	1,103.6	1,044.7	988.7
Net Investment Income	58.3	56.7	116.8	113.0	228.5	210.9	197.3
Other Income	9.0	7.2	17.4	14.3	29.0	30.0	33.7
Total	341.1	340.0	690.9	680.3	1,361.1	1,285.6	1,219.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	137.8	135.4	269.0	274.2	560.6	536.8	536.7
Commissions	54.8	63.5	118.7	126.2	243.6	219.0	211.6
Deferral of Acquisition Costs	(47.6)	(53.5)	(99.2)	(104.2)	(200.5)	(179.9)	(174.2)
Amortization of Deferred Acquisition Costs	46.0	45.4	113.4	91.4	164.6	154.1	158.0
Other Expenses	66.4	64.2	133.0	128.9	259.7	249.5	239.5
Total	257.4	255.0	534.9	516.5	1,028.0	979.5	971.6

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$83.7	$85.0	$156.0	$163.8	$333.1	$306.1	$248.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	53.4%	52.1%	49.7%	51.8%	52.4%	52.2%	53.3%
Voluntary Benefits	48.2%	46.8%	47.3%	47.9%	49.5%	50.7%	55.1%
Other Expense Ratio	24.3%	23.3%	23.9%	23.3%	23.5%	23.9%	24.2%
Before-tax Operating Income Ratio	30.6%	30.8%	28.0%	29.6%	30.2%	29.3%	25.1%

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	31.3%	30.8%	28.2%	30.6%	31.2%	30.8%	32.5%

Premium Persistency:
Individual Disability - Recently Issued			90.7%	90.3%	91.4%	89.3%	90.7%
Voluntary Benefits			76.5%	79.4%	78.9%	80.5%	80.1%

7. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Group Long-term Disability	$96.3	$101.7	$194.2	$203.6	$409.7	$419.6	$421.2
Group Life	26.5	55.5	57.5	108.2	221.3	203.6	171.6
Supplemental and Voluntary	14.8	16.0	29.7	32.1	63.6	64.4	57.8
Total Premium Income	137.6	173.2	281.4	343.9	694.6	687.6	650.6
Net Investment Income	45.4	49.2	76.2	85.7	170.8	189.9	170.5
Other Income	(0.1)	—	—	0.1	0.1	0.3	1.2
Total	182.9	222.4	357.6	429.7	865.5	877.8	822.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	115.8	147.9	215.8	271.5	541.4	493.8	435.8
Commissions	8.5	10.0	18.8	20.6	42.6	45.7	44.1
Deferral of Acquisition Costs	(2.4)	(3.5)	(4.7)	(7.1)	(11.8)	(15.4)	(15.1)
Amortization of Deferred Acquisition Costs	3.5	4.1	7.6	8.0	15.7	15.3	13.6
Other Expenses	24.0	33.9	55.3	67.9	146.3	147.7	134.9
Total	149.4	192.4	292.8	360.9	734.2	687.1	613.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$33.5	$30.0	$64.8	$68.8	$131.3	$190.7	$209.0

Operating Ratios (% of Premium Income):
Benefit Ratio	84.2%	85.4%	76.7%	78.9%	77.9%	71.8%	67.0%
Other Expense Ratio	17.4%	19.6%	19.7%	19.7%	21.1%	21.5%	20.7%
Before-tax Operating Income Ratio	24.3%	17.3%	23.0%	20.0%	18.9%	27.7%	32.1%

Premium Persistency:
Group Long-term Disability			82.0%	84.1%	84.0%	86.6%	91.3%
Group Life			74.0%	82.4%	82.5%	89.3%	92.7%
Supplemental and Voluntary			87.0%	87.0%	84.6%	87.3%	88.9%

8

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Group Long-term Disability	£62.7	£64.3	£125.8	£129.1	£258.4	£261.6	£272.3
Group Life	17.3	35.1	37.3	68.6	139.6	127.0	110.9
Supplemental and Voluntary	9.6	10.0	19.3	20.3	40.1	40.1	37.4
Total Premium Income	89.6	109.4	182.4	218.0	438.1	428.7	420.6
Net Investment Income	29.6	31.0	49.4	54.3	107.7	118.4	110.2
Other Income	—	0.1	—	0.1	—	0.1	0.9
Total	119.2	140.5	231.8	272.4	545.8	547.2	531.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	75.4	93.3	139.9	171.9	341.4	307.7	281.4
Commissions	5.6	6.4	12.2	13.1	26.9	28.5	28.5
Deferral of Acquisition Costs	(1.6)	(2.2)	(3.1)	(4.5)	(7.5)	(9.5)	(9.6)
Amortization of Deferred Acquisition Costs	2.3	2.5	5.0	5.0	9.9	9.4	8.6
Other Expenses	15.7	21.4	35.8	43.1	92.2	92.1	87.4
Total	97.4	121.4	189.8	228.6	462.9	428.2	396.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	£21.8	£19.1	£42.0	£43.8	£82.9	£119.0	£135.4

Weighted Average Pound/Dollar Exchange Rate	1.537	1.571	1.543	1.571	1.584	1.603	1.543

8. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$184.7	$179.8	$369.5	$360.0	$724.5	$695.3	$661.0
Life	55.3	52.4	110.1	104.1	209.7	190.7	176.5
Cancer and Critical Illness	67.9	64.7	135.4	129.1	260.3	249.3	238.2
Total Premium Income	307.9	296.9	615.0	593.2	1,194.5	1,135.3	1,075.7
Net Investment Income	34.3	34.0	74.0	69.6	138.6	132.4	122.5
Other Income	0.1	0.1	0.1	0.2	0.3	0.5	0.7
Total	342.3	331.0	689.1	663.0	1,333.4	1,268.2	1,198.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	160.3	155.8	321.6	310.2	627.3	589.4	534.7
Commissions	62.5	63.3	126.5	127.2	254.5	245.9	232.6
Deferral of Acquisition Costs	(50.7)	(51.4)	(102.6)	(103.3)	(206.3)	(203.1)	(196.8)
Amortization of Deferred Acquisition Costs	43.0	41.9	86.0	83.8	166.5	151.2	150.1
Other Expenses	56.1	53.8	111.1	107.8	217.1	214.7	208.6
Total	271.2	263.4	542.6	525.7	1,059.1	998.1	929.2

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$71.1	$67.6	$146.5	$137.3	$274.3	$270.1	$269.7

Operating Ratios (% of Premium Income):
Benefit Ratio	52.1%	52.5%	52.3%	52.3%	52.5%	51.9%	49.7%
Other Expense Ratio	18.2%	18.1%	18.1%	18.2%	18.2%	18.9%	19.4%
Before-tax Operating Income Ratio	23.1%	22.8%	23.8%	23.1%	23.0%	23.8%	25.1%

Persistency:
Accident, Sickness, and Disability			75.8%	74.6%	75.7%	73.8%	75.9%
Life			85.5%	84.9%	85.7%	85.0%	86.0%
Cancer and Critical Illness			83.9%	84.0%	84.5%	84.0%	84.9%

9

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Premium Income
Individual Disability	$170.6	$184.6	$352.4	$371.8	$736.4	$787.0	$847.0
Long-term Care	157.8	156.9	316.6	312.1	631.9	608.1	599.2
All Other	0.4	1.0	0.1	1.5	2.2	0.2	3.5
Total Premium Income	328.8	342.5	669.1	685.4	1,370.5	1,395.3	1,449.7
Net Investment Income	316.1	304.5	629.2	606.1	1,230.5	1,189.7	1,166.4
Other Income	23.8	26.6	47.9	52.5	100.1	106.1	113.6
Total	668.7	673.6	1,346.2	1,344.0	2,701.1	2,691.1	2,729.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	571.0	575.1	1,150.3	1,153.8	2,314.9	3,012.8	2,259.2
Commissions	27.1	27.8	55.1	56.3	112.6	113.6	118.1
Interest and Debt Expense	2.1	2.7	4.3	5.4	10.4	10.5	11.7
Deferral of Acquisition Costs	—	—	—	—	—	(3.7)	(2.8)
Amortization of Deferred Acquisition Costs	—	—	—	—	—	11.1	17.0
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	—	196.0	—
Other Expenses	38.9	42.3	79.6	87.4	167.7	180.0	207.9
Total	639.1	647.9	1,289.3	1,302.9	2,605.6	3,520.3	2,611.1

Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$29.6	$25.7	$56.9	$41.1	$95.5	$(829.2)	$118.6

Interest Adjusted Loss Ratios, as reported:
Individual Disability	82.7%	82.7%	82.1%	82.9%	83.0%	108.0%	85.0%
Long-term Care	90.1%	87.8%	89.8%	89.5%	90.1%	179.3%	80.8%

Operating Ratios (% of Premium Income):
Other Expense Ratio	11.8%	12.4%	11.9%	12.8%	12.2%	12.9%	14.3%
Before-tax Operating Income (Loss) Ratio, as reported	9.0%	7.5%	8.5%	6.0%	7.0%	(59.4)%	8.2%

Premium Persistency:
Individual Disability			92.2%	92.9%	92.5%	92.9%	93.0%
Long-term Care			95.5%	95.8%	95.8%	96.0%	95.8%

10

Unum Group Financial Results for Closed Block Segment - Continued

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$29.6	$25.7	$56.9	$41.1	$95.5	$(829.2)	$118.6
Individual Disability Reserve Charge	—	—	—	—	—	183.5	—
Long-term Care Reserve Charge	—	—	—	—	—	573.6	—
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	—	196.0	—

Operating Income Before Income Tax and Net Realized Investment Gains and Losses, as adjusted	$29.6	$25.7	$56.9	$41.1	$95.5	$123.9	$118.6

Interest Adjusted Loss Ratios, as adjusted:
Individual Disability	82.7%	82.7%	82.1%	82.9%	83.0%	84.7%	85.0%
Long-term Care	90.1%	87.8%	89.8%	89.5%	90.1%	84.9%	80.8%

Operating Ratios (% of Premium Income):
Other Expense Ratio	11.8%	12.4%	11.9%	12.8%	12.2%	12.9%	14.3%
Before-tax Operating Income Ratio, as adjusted	9.0%	7.5%	8.5%	6.0%	7.0%	8.9%	8.2%

10. 1

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	12/31/2012	12/31/2011	12/31/2010
Operating Revenue
Net Investment Income	$(0.8)	$8.9	$1.0	$16.1	$23.0	$56.2	$94.6
Other Income	0.8	1.5	2.4	1.8	2.8	20.6	3.3
Total	—	10.4	3.4	17.9	25.8	76.8	97.9

Expenses
Interest and Debt Expense	35.2	32.2	70.0	64.7	133.9	131.8	128.9
Other Expenses	1.9	4.1	4.2	(0.3)	0.4	23.4	7.9
Total	37.1	36.3	74.2	64.4	134.3	155.2	136.8

Operating Loss Before Non-operating Retirement-related Loss, Income Tax, and Net Realized Investment Gains and Losses	$(37.1)	$(25.9)	$(70.8)	$(46.5)	$(108.5)	$(78.4)	$(38.9)

11

Unum Group Reserves

	June 30, 2013
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,909.1	$596.5	30.7%	$7,505.6	$65.6	$7,440.0
Group Life and Accidental Death & Dismemberment	73.4	0.5	778.7	162.5	3.9	1,014.6	1.5	1,013.1
Individual Disability - Recently Issued	556.1	3.6	1,126.1	124.7	5.1	1,806.9	96.2	1,710.7
Voluntary Benefits	1,252.9	8.0	41.2	51.6	0.4	1,345.7	29.0	1,316.7
Unum US Segment	1,882.4	12.1	8,855.1	935.3	40.1	11,672.8	192.3	11,480.5

Unum UK Segment	23.1	0.1	2,098.2	161.5	9.3	2,282.8	122.7	2,160.1

Colonial Life Segment	1,533.0	9.8	258.9	105.9	1.5	1,897.8	8.4	1,889.4

Individual Disability	918.3	5.9	10,405.4	294.2	43.8	11,617.9	1,537.3	10,080.6
Long-term Care	5,535.1	35.5	809.7	81.3	3.6	6,426.1	43.5	6,382.6
Other	5,714.6	36.6	244.1	164.5	1.7	6,123.2	4,847.8	1,275.4
Closed Block Segment	12,168.0	78.0	11,459.2	540.0	49.1	24,167.2	6,428.6	17,738.6

Subtotal, Excluding Unrealized Adjustment	$15,606.5	100.0%	$22,671.4	$1,742.7	100.0%	40,020.6	6,752.0	33,268.6

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						4,498.1	283.6	4,214.5

Consolidated						$44,518.7	$7,035.6	$37,483.1

Compared to the December 31, 2012 balance, the decline in the unrealized adjustment to reserves for unrealized gain on securities was due primarily to an increase in U.S. Treasury rates.

12

Unum Group Reserves

	December 31, 2012
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,000.8	$596.0	30.9%	$7,596.8	$61.3	$7,535.5
Group Life and Accidental Death & Dismemberment	73.8	0.5	790.1	168.1	3.9	1,032.0	1.0	1,031.0
Individual Disability - Recently Issued	557.8	3.6	1,093.2	126.0	5.0	1,777.0	91.2	1,685.8
Voluntary Benefits	1,224.3	8.0	42.4	49.4	0.4	1,316.1	28.6	1,287.5
Unum US Segment	1,855.9	12.1	8,926.5	939.5	40.2	11,721.9	182.1	11,539.8

Unum UK Segment	25.6	0.2	2,251.7	142.2	9.7	2,419.5	108.3	2,311.2

Colonial Life Segment	1,490.3	9.7	251.4	99.4	1.4	1,841.1	9.4	1,831.7

Individual Disability	985.7	6.4	10,406.2	297.3	43.6	11,689.2	1,492.7	10,196.5
Long-term Care	5,272.5	34.4	747.0	81.3	3.4	6,100.8	47.0	6,053.8
Other	5,704.5	37.2	258.8	165.7	1.7	6,129.0	4,829.9	1,299.1
Closed Block Segment	11,962.7	78.0	11,412.0	544.3	48.7	23,919.0	6,369.6	17,549.4

Subtotal, Excluding Unrealized Adjustment	$15,334.5	100.0%	$22,841.6	$1,725.4	100.0%	39,901.5	6,669.4	33,232.1

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						6,277.5	351.5	5,926.0

Consolidated						$46,179.0	$7,020.9	$39,158.1

12. 1

Unum Group Investment Fact Sheet at June 30, 2013

	6/30/2013			6/30/2013	3/31/2013
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$28,056.8	65.9%	Duration Weighted Book Yield	6.35%	6.41%
Asset-Backed Securities (1)	34.8	0.1	Average Duration (in years)	7.62	7.80
Residential Mortgage-Backed Securities (2)	1,699.2	4.0		.
Commercial Mortgage-Backed Securities	123.0	0.3
Private Placements	5,252.5	12.3
High Yield	3,074.5	7.2
Government Securities	2,592.3	6.1
Municipal Securities (3)	1,723.0	4.0
Redeemable Preferred Stocks	38.1	0.1
Total	$42,594.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	7.5%	7.7%	Total Non-Current Investments	$53.5	$62.8
Aa	9.5	9.7	Total Schedule BA Assets	$460.1	$438.4
A	30.5	31.5
Baa	44.4	43.7
Below Baa	8.1	7.4
Total	100.0%	100.0%

(1) Includes $0.5 million of high yield asset-backed securities.
(2) Includes $48.6 million of high yield mortgage-backed securities.
(3) Includes $16.0 million of high yield taxable municipal securities.

13

Unum Group Investment Fact Sheet at June 30, 2013

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,537.5	$164.8	$628.4	$40.5	$1,909.1	$205.3
Capital Goods	3,780.2	363.9	508.8	21.1	3,271.4	385.0
Communications	2,856.4	358.6	302.9	14.0	2,553.5	372.6
Consumer Cyclical	1,184.5	114.9	185.2	9.8	999.3	124.7
Consumer Non-Cyclical	5,800.1	624.9	852.8	49.8	4,947.3	674.7
Energy (Oil & Gas)	3,753.2	492.7	353.4	14.6	3,399.8	507.3
Financial Institutions	3,374.7	262.0	230.3	12.3	3,144.4	274.3
Mortgage/Asset-Backed	1,857.0	217.7	36.7	2.3	1,820.3	220.0
Sovereigns	1,355.4	171.8	30.3	2.1	1,325.1	173.9
Technology	1,147.7	83.6	377.6	19.6	770.1	103.2
Transportation	1,381.3	177.4	109.5	6.0	1,271.8	183.4
U.S. Government Agencies and Municipalities	2,959.9	358.5	363.0	30.8	2,596.9	389.3
Public Utilities	10,568.2	1,263.7	810.2	46.4	9,758.0	1,310.1
Redeemable Preferred Stocks	38.1	5.1	—	—	38.1	5.1
Total	$42,594.2	$4,659.6	$4,789.1	$269.3	$37,805.1	$4,928.9

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)
Associations	$13.0	$1.0	$—	$—	$13.0	$1.0
Banking	1,999.2	142.0	179.9	8.7	1,819.3	150.7
Finance Captive	236.6	17.3	—	—	236.6	17.3
Insurance	754.3	74.0	41.1	2.9	713.2	76.9
Other Financial Institutions	42.6	2.0	—	—	42.6	2.0
Real Estate Management Services	329.0	25.7	9.3	0.7	319.7	26.4
Total	$3,374.7	$262.0	$230.3	$12.3	$3,144.4	$274.3

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$3,358.4	$176.6		$844.5	$33.3
91 through 180 days	96.0	12.6		25.4	1.6
181 through 270 days	121.6	12.3		—	—
271 days to 1 year	5.5	0.1		7.4	0.5
Greater than 1 year	198.5	14.2		131.8	18.1
Total	$3,780.0	$215.8		$1,009.1	$53.5

13. 1

Unum Group Investment Fact Sheet at June 30, 2013

Asset and Mortgage-Backed Securities Portfolio
	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating
Asset-Backed Securities
Credit Cards	$19.6	$19.9	1.1%	0.1%	Aaa
Equipment	15.3	14.4	0.8	—	A2
Home Equity	0.8	0.5	—	—	Caa2
Total	35.7	34.8	1.9	0.1	Aa3

Residential Mortgage-Backed Securities
Agency CMOs	1,351.7	1,555.0	83.7	3.7	Aaa
Agency Pass-throughs	91.6	95.7	5.2	0.2	Aaa
Non-agency CMOs - Prime	46.6	48.5	2.6	0.1	B1
Total	1,489.9	1,699.2	91.5	4.0	Aaa

Commercial Mortgage-Backed Securities
Agency CMBS	113.7	123.0	6.6	0.3	A3

Total	$1,639.3	$1,857.0	100.0%	4.4%	Aa1

13. 2

Unum Group Statutory Capital and Surplus

	As of June 30, 2013			As of December 31, 2012
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$668.0	$84.3	$752.3	$726.2

Unum Life of America	1,579.3	195.4	1,774.7	1,764.2

Paul Revere Life (1)	376.6	36.2	412.8	406.0

Colonial Life & Accident	558.8	32.8	591.6	566.0

Provident Life and Casualty	153.3	9.3	162.6	154.8

First Unum Life	239.9	18.5	258.4	267.8

Paul Revere Variable (1)	39.3	0.6	39.9	39.1

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$54.6	$0.2	$54.8	$58.4

Northwind Reinsurance Company	1,119.2	4.2	1,123.4	1,134.4

UnumProvident International Ltd.	581.2	—	581.2	576.8
Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14

Unum Group Statutory Operating Results

	Six Months Ended June 30
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2013	2012	2013	2012	2013	2012
Provident Life and Accident	$107.4	$79.9	$(4.8)	$0.6	$102.6	$80.5
Unum Life of America	137.3	100.4	(13.0)	(8.3)	124.3	92.1
Paul Revere Life	42.2	42.3	(5.5)	(1.1)	36.7	41.2
Colonial Life & Accident	68.0	67.8	(1.1)	0.1	66.9	67.9
Provident Life and Casualty	9.6	8.0	—	—	9.6	8.0
First Unum Life	18.4	8.4	(0.5)	—	17.9	8.4
Paul Revere Variable	1.3	1.1	(0.2)	0.1	1.1	1.2
Total, as reported	384.2	307.9	(25.1)	(8.6)	359.1	299.3
Intercompany Dividends	(11.3)	(12.7)	—	—	(11.3)	(12.7)
Total, as adjusted	$372.9	$295.2	$(25.1)	$(8.6)	$347.8	$286.6

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$3.0	$6.6	$0.1	$—	$3.1	$6.6
Northwind Reinsurance Company	20.0	10.5	(0.2)	0.6	19.8	11.1
UnumProvident International Ltd.	(12.2)	(12.0)	(0.4)	0.7	(12.6)	(11.3)
Total	$10.8	$5.1	$(0.5)	$1.3	$10.3	$6.4

	Three Months Ended June 30
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2013	2012	2013	2012	2013	2012
Provident Life and Accident	$39.4	$33.2	$(2.7)	$1.6	$36.7	$34.8
Unum Life of America	68.1	67.6	(8.1)	(4.9)	60.0	62.7
Paul Revere Life	21.6	19.3	—	(1.2)	21.6	18.1
Colonial Life & Accident	39.6	40.4	(1.1)	0.1	38.5	40.5
Provident Life and Casualty	7.0	1.0	0.1	—	7.1	1.0
First Unum Life	14.0	6.8	—	—	14.0	6.8
Paul Revere Variable	0.7	0.5	—	—	0.7	0.5
Total, as reported	190.4	168.8	(11.8)	(4.4)	178.6	164.4
Intercompany Dividends	(5.6)	(6.4)	—	—	(5.6)	(6.4)
Total, as adjusted	$184.8	$162.4	$(11.8)	$(4.4)	$173.0	$158.0

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$1.4	$1.6	$0.1	$—	$1.5	$1.6
Northwind Reinsurance Company	7.9	2.1	(0.1)	0.4	7.8	2.5
UnumProvident International Ltd.	(14.0)	3.8	(0.2)	(0.4)	(14.2)	3.4
Total	$(4.7)	$7.5	$(0.2)	$—	$(4.9)	$7.5

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14. 1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2013	2012	2011
Reserve Balance from Prior Year End	$6,682.4	$6,755.9	$6,829.4
Other Adjustments to Beginning Balance (see Schedule H)	—	(3.7)	(3.9)
Reserve Balance January 1 (a)	6,682.4	6,752.2	6,825.5
Paid on Prior Year Claims	(390.0)	(391.2)	(390.5)
Interest Earned on Reserves	96.7	104.6	110.7
Incurred on Prior Year Claims	(123.3)	(109.9)	(122.3)
Reserve Balance March 31	$6,265.8	$6,355.7	$6,423.4

Reserve Balance March 31	$6,265.8	$6,355.7	$6,423.4
Paid on Prior Year Claims	(324.2)	(335.8)	(339.9)
Interest Earned on Reserves	91.6	96.6	104.0
Incurred on Prior Year Claims	(87.1)	(130.3)	(107.5)
Reserve Balance June 30	$5,946.1	$5,986.2	$6,080.0

Reserve Balance June 30		$5,986.2	$6,080.0
Paid on Prior Year Claims		(315.1)	(316.4)
Interest Earned on Reserves		89.5	98.9
Incurred on Prior Year Claims		(77.6)	(49.4)
Reserve Balance September 30		$5,683.0	$5,813.1

Reserve Balance September 30		$5,683.0	$5,813.1
Paid on Prior Year Claims		(273.2)	(291.7)
Interest Earned on Reserves		85.3	92.5
Incurred on Prior Year Claims		(93.5)	(111.4)
Reserve Balance December 31 on Prior Year Claims		5,401.6	5,502.5
Reserve Balance December 31 on Current Year Claims		1,280.8	1,253.4
Reserve Balance December 31 on Total Claims Incurred (b)		$6,682.4	$6,755.9

(a) 2012 and 2011 balances agree to Schedule H Part 3 Line 3.2 Column 2
(b) Agrees to Schedule H Part 2 Line C.1 Column 2

Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14. 2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2012	2011	2010
Paid on Prior Year Existing Claims - Full Year	$1,315.3	$1,338.5	$1,285.4
(Agrees to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(411.3)	$(390.6)	$(382.6)
Interest Earned on Reserves - Full Year	375.9	406.1	423.3
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$(35.4)	$15.5	$40.7
(Agrees to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Closed Block segment.

Amounts shown are preliminary estimates and may change prior to the regulatory filing of each subsidiary's financial information.

14. 3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company's performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating revenue, which excludes realized investment gains or losses, and operating income or loss, which excludes realized investment gains or losses and non-operating retirement-related gains or losses, both of which are recurring, are better performance measures and better indicators of the profitability and underlying trends in our business. Both realized investment gains or losses and non-operating retirement-related gains or losses depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. The exclusion of these items from our performance does not replace revenue and net income or net loss as measures of our overall profitability. We also believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, is an important measure.

2013 Significant Transactions and Events

Financing

In January 2013, we purchased and retired the outstanding principal of $62.5 million on our senior secured notes issued by Tailwind Holdings, LLC, resulting in a before-tax gain of $4.0 million.

Share Repurchase Program

During the first six months of 2013, we repurchased 7.3 million shares at a cost of $193.5 million, including commissions, under the July 2012 share repurchase program. The dollar value of shares remaining under the repurchase program was $356.6 million at June 30, 2013.

Retirement Benefit Plan Changes

In June 2013, we announced plan amendments which freeze participation and benefit accruals in our U.S. qualified and non-qualified defined benefit pension plans, effective December 31, 2013. Because the amendments eliminate all future service accruals subsequent to December 31, 2013 for active employees in these plans, we were required to remeasure the benefit obligations of our U.S. plans during the second quarter of 2013, which decreased our net pension liability by $327.4 million, with a corresponding increase in other comprehensive income, less applicable income tax of $114.6 million.

As a result of these plan amendments, during the second quarter of 2013 we recognized a $0.7 million curtailment loss, with a corresponding reduction in the prior service cost included in accumulated other comprehensive income and associated with years of service no longer expected to be rendered. In addition, because all participants in the U.S. plans are considered inactive as a result of these amendments, we are required to amortize the net actuarial loss for these plans over the average remaining life expectancy of the plan participants, which is approximately 30 years. The net actuarial loss was previously amortized over the average future working life of pension plan participants, or approximately 11 years.

In June 2013, we also communicated plans to amend the defined benefit pension plan for employees in our U.K. operation to freeze participation and benefit accruals effective December 31, 2013. Consistent with U.K. regulatory requirements, this communication initiated a formal 60 day consultation process with U.K. plan participants. If approved, we will remeasure the benefit obligation for our U.K. operation's plan and will record the effect of the remeasurement in the third quarter of 2013.

The unrecognized net actuarial loss and prior service cost included in accumulated other comprehensive income and expected to be amortized and included in net periodic pension cost during 2013 is approximately $33.3 million before tax and $21.9 million after tax. These amounts may change if the benefit obligation for our U.K. operation's plan is remeasured during the third quarter of 2013. The quarterly amortization of our net actuarial loss will be approximately $2.7 million before tax during the remainder of 2013.

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2012 Significant Transactions and Events

Accounting Standards Codification (ASC) 944 "Financial Services - Insurance”

In October 2010, the Financial Accounting Standards Board (FASB) issued an update to address the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs.  The amendments in the update require that only incremental direct costs associated with the successful acquisition of a new or renewal insurance contract can be capitalized. All other costs are to be expensed as incurred. We adopted this update effective January 1, 2012 and applied the amendments retrospectively.

Financing

In August 2012, we issued $250.0 million of unsecured senior notes in a public offering. These notes, due in 2042, bear interest at a fixed rate of 5.75% and are payable semi-annually. The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

Share Repurchase Program

In July 2012, our board of directors authorized a $750.0 million share repurchase program with an expiration date of January 2014. This program superseded and replaced the February 2011 $1.0 billion share repurchase program. During 2012, we repurchased 23.6 million shares on the open market at a cost of $500.6 million, including commissions of $0.6 million.

2011 Significant Transactions and Events

Long-term Care Strategic Review

Following a comprehensive and strategic review of our long-term care business, in February 2012 we announced that we would discontinue selling group long-term care. We discontinued selling individual long-term care during 2009. Because both group and individual long-term care are considered closed blocks of business, effective December 31, 2011, we reclassified our long-term care products from the Unum US segment to the Closed Block segment.  We also reclassified our other insurance products not actively marketed, including individual life and corporate-owned life insurance, reinsurance pools and management operations, group pension, health insurance, and individual annuities, which were previously reported in the Corporate and Other segment to the Closed Block segment. The inclusion of all closed blocks of business into one operating segment aligns with our reporting and monitoring of our closed blocks of business within a discrete segment and is consistent with our separation of these blocks of business from the lines of business which actively market new products.  Prior period segment results have been restated to reflect these changes in our reporting classifications.

As part of the strategic review, and as is typical in the fourth quarter of each year, we analyzed our reserve assumptions for long-term care in conjunction with our annual loss recognition testing. We generally perform loss recognition tests on our deferred acquisition costs and policy reserves in the fourth quarter of each year, but more frequently if appropriate, using best estimate assumptions as of the date of the test. Included in the analysis was a review of our reserve discount rate assumptions and mortality and morbidity assumptions. Our analysis of reserve discount rate assumptions considered the significant decline in long-term interest rates which occurred late in the third quarter of 2011 due to the European Union debt crisis and the Federal Reserve Board's actions, including the announcement of "Operation Twist." We also considered an updated industry study for long-term care experience which was made available mid-year 2011 from the Society of Actuaries. Our analysis of this study, which was completed during the fourth quarter of 2011, showed that lower termination rates than we had previously assumed were beginning to emerge in industry and in our own company experience. Based on our analysis, as of December 31, 2011 we lowered the discount rate assumption to reflect the low interest rate environment and our expectation of future investment portfolio yield rates. We also changed our mortality assumptions to reflect emerging experience due to an increase in life expectancies which increases the ultimate number of people who will utilize long-term care benefits and also lengthens the amount of time a claimant receives long-term care benefits. We changed our morbidity assumptions to reflect emerging industry experience as well as our own company experience. While our morbidity experience is still emerging

(continued on next page)	15. 1

and is not fully credible, we modified our assumptions to align more closely with the recently published industry study. Using our revised best estimate assumptions, as of December 31, 2011 we determined that deferred acquisition costs of $196.0 million, as adjusted for the January 1, 2012 retrospective adoption of the accounting standards update related to deferred acquisition costs, were not recoverable and that our policy and claim reserves should be increased by $573.6 million to reflect our current estimate of future benefit obligations. These charges decreased our 2011 net income by $500.3 million. The increase in reserves represented a 10.5 percent increase in long-term care policy and claim reserves as of December 31, 2011, which equaled $5.4 billion subsequent to the charge.

Claim Reserve Increase for Individual Disability Closed Block Business

Claim reserves supporting our individual disability closed block of business are calculated using assumptions based on actual experience believed to be currently appropriate. Claim reserves are subject to revision as current claim experience emerges and alters our view of future expectations. Claim resolution rates, which measure the resolution of claims from recovery, deaths, settlements, and benefit expirations, are very sensitive to operational and environmental changes and can be volatile. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the life of the block of business. We are now able, with a higher degree of confidence, to assess our own experience for older ages in our long duration lifetime claim block as our data has become credible. There is very little industry experience for lifetime disability benefits, as our insurance companies were the primary disability companies in the insurance industry at the time lifetime disability benefits were offered. These benefits were offered during the 1980s and 1990s, recent enough such that claimants are just reaching the older ages and providing us with data to build our claim experience base. Emerging experience indicates a longer life expectancy for our older age, longer duration disabled claimants, which lengthens the time a claimant receives disability benefits. As a result of this experience, as of December 31, 2011 we adjusted our mortality assumption within our claim resolution rate assumption and, as a result, increased our claim reserves for our individual disability closed block of business by $183.5 million and decreased net income by $119.3 million. The increase in reserves represented a 1.5 percent increase in individual disability policy and claim reserves as of December 31, 2011, which equaled $11.9 billion subsequent to the charge.

Share Repurchase Program

In February 2011, our board of directors authorized the repurchase of up to $1.0 billion of Unum Group's common stock, in addition to the amount that remained to be repurchased under the May 2010 $500.0 million authorization. The $1.0 billion share repurchase program had an expiration date of August 2012.

During February 2011, we repurchased 7.1 million shares, at a cost of $200.0 million, using an accelerated repurchase agreement with a financial counterparty. Under the terms of the repurchase agreement, we received a price adjustment based on the volume weighted average price of our common stock during the term of the agreement. The price adjustment resulted in the delivery to us of 0.6 million additional shares. In total, we repurchased 7.7 million shares of our common stock under this agreement, which completed the May 2010 $500.0 million repurchase authorization and initiated the $1.0 billion repurchase program.

In addition to these repurchases, during 2011, we repurchased an additional 17.7 million shares on the open market at a cost of $419.9 million for a total repurchase of 25.4 million shares. Pursuant to these repurchase programs, we retired 7.7 million shares during 2011. All other repurchased shares were classified as treasury stock and accounted for using the cost method.

Income Tax

Our income tax for 2011 includes a reduction in federal income taxes of $41.3 million due to a final settlement with the IRS with respect to our appeal of audit adjustments for the tax years 1996 to 2004. Our income tax for 2011 was unfavorably impacted by an $18.6 million tax charge related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.
Financing

During 2011, the remaining $225.1 million of our 7.625% senior notes due March 2011 matured.

(continued on next page)	15. 2

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group's common stock. During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million under this share repurchase program.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually. We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduced the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for 2010 included a non-cash tax charge of $10.2 million to reflect the impact of the tax law change.

15. 3